UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 31, 2011
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, 2nd Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 31, 2011, Anworth Mortgage Asset Corporation (the “Company”) entered into a Management Agreement (the “Management Agreement”) with Anworth Management, LLC (the “Manager”), pursuant to which the Manager will administer the business activities and day-to-day operations of the Company and perform services for the Company in the manner and on the terms set forth in the Management Agreement and pursuant to policies established by the Company’s board of directors (the “Board of Directors”).  The Manager will at all times be subject to the supervision and direction of the Board of Directors and will be responsible for (i) the selection, purchase and sale of the Company’s investment portfolio; (ii) the Company’s financing and hedging activities; and (iii) providing the Company with management services.  In addition, the Manager will perform such other services and activities relating to the Company’s assets and operations as may be appropriate. In exchange for these services, the Manager will receive a management fee paid monthly in arrears in an amount equal to one-twelfth of 1.20% of the Company’s Equity (as defined in the Management Agreement).  Effective December 31, 2011, the employees of the Company were terminated by the Company and were hired by the Manager. Upon the entry into the Management Agreement, the Company externalized its management function (the “Externalization”), and the Company is now an externally-managed REIT with officers and directors, but without employees.  The execution by the Company of the Management Agreement was approved by the Company’s stockholders at its annual meeting of stockholders held on May 25, 2011.  The foregoing discussion of the Management Agreement is qualified in its entirety by reference to the Management Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Externalization, on December 31, 2011, the Company entered into Amendments (the “Amendments”) to each of the Anworth Mortgage Asset Corporation Change in Control and Arbitration Agreements (the “Change in Control and Arbitration Agreements”) between the Company and each of Thad M. Brown, the Company’s Chief Financial Officer, Treasurer and Secretary, Charles J. Siegel, the Company’s Senior Vice President-Finance, Bistra Pashamova, the Company’s Senior Vice President and Portfolio Manager, and Evangelos Karagiannis, the Company’s Vice President and Portfolio Manager, and various other officers and employees. The Amendments provide that should a Change in Control (as defined in the Change in Control and Arbitration Agreements) occur, each of these officers and various other officers and employees (who are now employees of the Manager) will receive certain severance and other benefits valued as of December 31, 2011.  The Change in Control and Arbitration Agreements also provide for accelerated vesting of equity awards granted to such officer or employee upon a Change in Control.  The foregoing discussion of the Amendments to the Change in Control and Arbitration Agreements is qualified in its entirety by reference to the Amendments to the Change in Control and Arbitration Agreements, copies of which are attached as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Externalization, on December 31, 2011, the Company entered into Termination Agreements (the “Termination Agreements”) with each of Lloyd McAdams, the Company’s President and Chief Executive Officer, Joseph E. McAdams, the Company’s Chief Investment Officer and Executive Vice President, and Heather U. Baines, the Company’s Executive Vice President, with respect to the employment agreements (the “Employment Agreements”) between the Company and each of these executives.  The Termination Agreements provide that the Employment Agreements will terminate, cease and be of no further force or effect.  There were no material early termination penalties incurred by the Company as a result of the termination of the Employment Agreements.  The foregoing discussion of the Termination Agreements is qualified in its entirety by reference to the Termination Agreements, copies of which are attached as Exhibits 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and are incorporated herein by reference.

In connection with the Externalization, the Board of Directors adopted resolutions to terminate the Company’s 2002 Incentive Compensation Plan (the “2002 Incentive Plan”), effective December 31, 2011.  Under the 2002 Incentive Plan, executives were eligible to earn incentive compensation during each fiscal quarter.  The Company paid all amounts earned under the 2002 Incentive Plan each quarter and was required to pay minimum percentages of such amounts to Lloyd McAdams, Joseph E. McAdams and Heather U. Baines pursuant to the terms of the Employment Agreements.  There were no payments due nor any material early termination penalties incurred by the Company as a result of the termination of the 2002 Incentive Plan.

In connection with the Externalization, the Board of Directors adopted resolutions to terminate the Company’s Deferred Compensation Plan (the “Deferred Compensation Plan”), effective December 31, 2011.  Under the Deferred Compensation Plan, eligible officers of the Company were allowed to defer the payment of all or a portion of their cash compensation that otherwise would be in excess of the $1 million annual limitation on deductible compensation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended.  However, Lloyd McAdams was the only officer who elected to defer compensation under the Deferred Compensation Plan.  In connection with the termination of the Deferred Compensation Plan, the Board of Directors approved and authorized the distribution of Lloyd McAdams’ participant’s account to him within 30 days following the termination.  There were no material early termination penalties incurred by the Company as a result of the termination of the Deferred Compensation Plan.

Item 8.01	Other Events.

On January 3, 2012, the Company issued a press release announcing the entry into the Management Agreement with the Manager, and the concurrent Externalization.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit #	Description
10.1	Management Agreement, dated as of December 31, 2011, by and between Anworth Mortgage Asset Corporation and Anworth Management, LLC

10.2	Amendment to Anworth Mortgage Asset Corporation Change in Control and Arbitration Agreement, effective December 31, 2011, by and between Anworth Mortgage Asset Corporation and Thad M. Brown.

10.3	Amendment to Anworth Mortgage Asset Corporation Change in Control and Arbitration Agreement, effective December 31, 2011, by and between Anworth Mortgage Asset Corporation and Charles J. Siegel.

10.4	Amendment to Anworth Mortgage Asset Corporation Change in Control and Arbitration Agreement, effective December 31, 2011, by and between Anworth Mortgage Asset Corporation and Bistra Pashamova.

10.5	Amendment to Anworth Mortgage Asset Corporation Change in Control and Arbitration Agreement, effective December 31, 2011, by and between Anworth Mortgage Asset Corporation and Evangelos Karagiannis.

10.6
Termination Agreement, dated as of December 31, 2011, by and between Anworth Mortgage Asset Corporation and Lloyd McAdams, with respect to the Employment Agreement, dated as of January 1, 2002, between Anworth Mortgage Asset Corporation and Lloyd McAdams, as amended.

10.7
Termination Agreement, dated as of December 31, 2011, by and between Anworth Mortgage Asset Corporation and Joseph E. McAdams, with respect to the Employment Agreement, dated as of January 1, 2002, between Anworth Mortgage Asset Corporation and Joseph E. McAdams, as amended.

10.8
Termination Agreement, dated as of December 31, 2011, by and between Anworth Mortgage Asset Corporation and Heather U. Baines, with respect to the Employment Agreement, dated as of January 1, 2002, between Anworth Mortgage Asset Corporation and Heather U. Baines, as amended.

99.1	Press Release, dated January 3, 2012, announcing the entry into a Management Agreement with Anworth Management, LLC, and the concurrent Externalization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date:	January 3, 2012	By:	/s/	Lloyd McAdams
			Name:	Lloyd McAdams
			Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit #	Description
10.1	Management Agreement, dated as of December 31, 2011, by and between Anworth Mortgage Asset Corporation and Anworth Management, LLC

10.2	Amendment to Anworth Mortgage Asset Corporation Change in Control and Arbitration Agreement, effective December 31, 2011, by and between Anworth Mortgage Asset Corporation and Thad M. Brown.

10.3	Amendment to Anworth Mortgage Asset Corporation Change in Control and Arbitration Agreement, effective December 31, 2011, by and between Anworth Mortgage Asset Corporation and Charles J. Siegel.

10.4	Amendment to Anworth Mortgage Asset Corporation Change in Control and Arbitration Agreement, effective December 31, 2011, by and between Anworth Mortgage Asset Corporation and Bistra Pashamova.

10.5	Amendment to Anworth Mortgage Asset Corporation Change in Control and Arbitration Agreement, effective December 31, 2011, by and between Anworth Mortgage Asset Corporation and Evangelos Karagiannis.

10.6
Termination Agreement, dated as of December 31, 2011, by and between Anworth Mortgage Asset Corporation and Lloyd McAdams, with respect to the Employment Agreement, dated as of January 1, 2002, between Anworth Mortgage Asset Corporation and Lloyd McAdams, as amended.

10.7
Termination Agreement, dated as of December 31, 2011, by and between Anworth Mortgage Asset Corporation and Joseph E. McAdams, with respect to the Employment Agreement, dated as of January 1, 2002, between Anworth Mortgage Asset Corporation and Joseph E. McAdams, as amended.

10.8
Termination Agreement, dated as of December 31, 2011, by and between Anworth Mortgage Asset Corporation and Heather U. Baines, with respect to the Employment Agreement, dated as of January 1, 2002, between Anworth Mortgage Asset Corporation and Heather U. Baines, as amended.

99.1	Press Release, dated January 3, 2012, announcing the entry into a Management Agreement with Anworth Management, LLC, and the concurrent Externalization.